UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 17, 2015

Addus HomeCare Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2300 Warrenville Road, Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(630) 296-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Addus HomeCare Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 17, 2015. At the Annual Meeting, the Company’s stockholders (i) elected Mark L. First and R. Dirk Allison to serve as Class III directors for a term expiring at the Annual Meeting in 2018; and (ii) ratified the selection of BDO USA, LLP as the Company’s independent auditor for fiscal year 2015. The votes on these matters are as follows:

1. The election of Messrs. First and Allison to serve as Class III directors for a term expiring at the Annual Meeting in 2018:

Director	For	Withhold Authority	Broker Non-Votes
Mark L. First	7,984,507	842,060	1,645,525
R. Dirk Allison	8,724,368	102,199	1,645,525

2. The ratification of the selection of BDO USA, LLP as the Company’s independent auditor for fiscal year 2015:

For	Against	Abstain	Broker Non-Votes
10,426,266	23,858	21,968	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addus HomeCare Corporation

By:	/s/ Donald Klink
Name:	Donald Klink
Title:	Chief Financial Officer

Date: June 19, 2015